                                                                   EXHIBIT 10.66

                   ========================================



                         REGISTRATION RIGHTS AGREEMENT

                         Dated as of November 12, 1998

                                 by and between

                               WEEKS CORPORATION

                                      and

                               GREENE STREET 1998
                              EXCHANGE FUND, L.P.


                   ========================================

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of November 12, 1998 by and between WEEKS CORPORATION, a Georgia corporation (the "Company"), and GREENE STREET 1998 EXCHANGE FUND, L.P., a Delaware limited partnership (the "Holder", and together with the Holder's assigns, the "Holders").

     WHEREAS, this Agreement is made pursuant to the Private Placement Purchase Agreement by and among the Company, Weeks Realty, L.P., a Georgia limited partnership (the "Operating Partnership"), and the Holder dated as of even date herewith (the "Contribution Agreement");

     WHEREAS, the Holder will become the owner of Units (as defined below) in the Operating Partnership in connection with the transactions described in the Contribution Agreement; and

     WHEREAS, in order to induce the Holder to enter into the transactions described in the Contribution Agreement, the Company has agreed, with respect to the Units issued pursuant to the Contribution Agreement, to provide the Holder with the registration rights set forth in Sections 2 and 4 hereof;

     NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

     1.   Definitions.
          -----------

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Common Stock" shall mean the Common Stock, par value $.01 per share, of
      ------------
the Company.

     "Company" shall have the meaning set forth in the Preamble and also shall
      -------
include the Company's successors.

     "Contribution Agreement" shall have the meaning set forth in the Preamble.
      ----------------------

     "Control" shall mean the ability, whether by the direct or indirect
      -------
ownership of shares or other equity interests, by contract or otherwise, to select a majority of the directors of a corporation, to select the managing partner of a partnership, to select the manager of a limited liability company or otherwise to select, or have the power to remove and then select, a majority of those persons exercising governing authority over an Entity. In the case of a limited partnership, the sole general partner, each of the general partners that has equal management control and authority, or the designated managing general partner or managing general partners thereof shall be deemed to have control of such partnership. In the case of a trust, any trustee thereof or any Person having the right to select any such trustee shall be deemed to have control of such trust.

     "Entity" shall mean any general partnership, limited partnership,
      ------
corporation, limited liability company, joint venture, trust, business trust, cooperative or association.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended
      ------------
from time to time.

     "Holders" shall have the meaning set forth in the Preamble. Holder shall
      -------
mean each individual Holder.

     "Maximum Number" means such number of securities that my be included in an
      --------------
underwritten public offering when the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the maximum number which can be included in such offering without adversely affecting the marketability of the offering.

     "NASD" shall mean the National Association of Securities Dealers, Inc.
      ----

     "Operating Partnership" shall have the meaning set forth in the Preamble
      ---------------------
and also shall include the Operating Partnership's successors and assigns.

     "Partnership Agreement" shall mean the Second Amended and Restated
      ---------------------
Agreement of Limited Partnership of the Operating Partnership, as amended.

     "Person" shall mean any individual or Entity.
      ------

     "Preferred Stock" shall mean the 8.625% Series D Cumulative Redeemable
      ---------------
Preferred Stock, par value $.01 per share, of the Company.

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "Securities Act" shall mean the Securities Act of 1933, as amended from
      --------------
time to time.

     "Selling Expenses" shall mean all underwriting discounts and selling
      ----------------
commissions and transfer taxes applicable to the sale of Shelf Registrable Securities and disbursements of underwriters.

     "Shares" shall mean any Preferred Stock issued or issuable to the Holders
      ------
upon the exchange of Units.

     "Shelf Prospectus" shall mean the prospectus included in the Shelf
      ----------------
Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, including any supplement relating to the terms of the offering of any portion of the Shelf Registrable Securities covered by the Shelf Registration Statement, and in each case including all material incorporated by reference therein.

     "Shelf Registration" shall mean a registration required to be effected
      ------------------
pursuant to Section 2 hereof.

     "Shelf Registrable Securities" shall mean the Shares held by the Holders,
      ----------------------------
excluding (i) Shares that have been registered under any other effective registration statement, (ii) Shares sold or otherwise transferred pursuant to Rule 144 under the Securities Act, and (iii) Shares held by the Holders if all of such Shares are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act.

     "Shelf Registration Expenses" shall mean any and all expenses incident to
      ---------------------------
performance of or compliance with this Agreement, including, without limitation:
(i) all SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Shelf Registrable Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Shelf Registration Statement, any Shelf Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Shelf Registrable Securities on any securities exchange or exchanges pursuant to Section 3(l) hereof, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and (vi) all other costs and expenses normally associated with the issuance and sale of newly issued public securities other than Selling Expenses.

     "Shelf Registration Notice" shall have the meaning set forth in Section
      -------------------------
3(b) hereof.

     "Shelf Registration Statement" shall mean a registration statement of the
      ----------------------------
Company (and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act) that covers all of the Shelf Registrable Securities to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments (including post-effective amendments) to such registration statement, and all exhibits thereto and materials incorporated by reference therein.

     "Units" shall mean the limited partnership interests of the Operating
      -----
Partnership issued to the Holders pursuant to the Contribution Agreement, which interests are exchangeable for Preferred Stock.

     2.   Shelf Registration.
          ------------------

     (a)  Filing of Shelf Registration Statement. On or before the sixtieth
          --------------------------------------
(60th) day following the date of this Agreement, or as soon as practicable thereafter, the Company shall cause to be filed a Shelf Registration Statement providing for the sale by the Holders of all Shelf Registrable Securities in accordance with the terms hereof and will use its reasonable and diligent efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company agrees to use its reasonable and diligent efforts to keep the Shelf Registration Statement with respect to the Shelf Registrable Securities continuously effective so long as the Holders hold such Shelf Registrable Securities. Subject to Section 3(b) and
Section 3(i), the Company further agrees to amend the Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or any rules and regulations thereunder; provided, however, that the Company shall not be deemed to have used
            --------  -------
its reasonable and diligent efforts to keep the Shelf Registration Statement effective during the applicable period if it voluntarily takes any action that would result in the Holders not being able to sell Shelf Registrable Securities covered thereby during that period, unless such action is required under applicable law or the Company has filed a post-effective amendment (other than one which removes Shelf Registrable Securities from effective registration under the Securities Act) to the Shelf Registration Statement and the SEC has not declared it effective or except as otherwise permitted by the last three sentences of Section 3(b).

     (b)  Expenses.  The Company shall pay all Shelf Registration Expenses in
          --------
connection with each registration pursuant to Section 2(a). Each Holder shall pay all Selling Expenses and the fees and disbursements of counsel representing such Holder, if any, relating to the sale or disposition of such Shelf Registrable Securities pursuant to the Shelf Registration Statement.

     (c)  Inclusion in Shelf Registration Statement.  If any Holder does not
          -----------------------------------------
provide the information reasonably requested by the Company in connection with the Shelf Registration Statement as promptly as practicable after receipt of such request, but in no event later than ten (10) days thereafter, it shall not be entitled to have its Shelf Registrable Securities included in the Shelf Registration Statement.

     (d)  Plan of Distribution. The Shelf Registration Statement shall provide
          --------------------
for and permit distributions of the Shelf Registerable Securities through secondary distributions, block trades, ordinary brokerage transactions, or a combination of such methods of sale; provided, however, that the Company shall
                                     --------  -------
not be required to participate in any organized distribution efforts, including, without limitation, "road shows" and investor meetings.

     3.   Shelf Registration Procedures.
          -----------------------------

     In connection with the obligations of the Company with respect to the Shelf Registration Statement contemplated by Section 2 hereof, the Company shall:

          (a) prepare and file with the SEC, within the time period set forth in Section 2 hereof, the Shelf Registration Statement, which Shelf Registration Statement (i) shall be available for the sale of the Shelf Registrable Securities in accordance with the intended method or methods of distribution by the Holders covered thereby and (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith;

          (b)  subject to the last three sentences of this Section 3(b) and
     Section 3(i) hereof, (i) prepare and file with the SEC such amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the applicable period; (ii) cause the Shelf Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Shelf Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Holders covered thereby. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in clauses (i), (ii) or (iii) in this Section 3(b), Section 3(d) or Section 3(i) with respect to the Shelf Registrable Securities (x) to the extent that the Company is in possession of material non-public information that it deems advisable not to disclose or is engaged in active negotiations or planning for a merger or acquisition or disposition transaction and it delivers written notice to the Holders to the effect that the Holders may not make offers or sales under the Shelf Registration Statement for a period not to exceed forty-five (45) days from the date of such notice; provided, however, that the Company may deliver only two such
                  --------  -------
     notices within any twelve-month period, and (y) unless and until the Company has received a written notice (a "Shelf Registration Notice") from the Holders that they intend to make offers or sales under the Shelf Registration Statement as specified in such Shelf Registration Notice; provided, however, that the Company shall have ten (10) business days to
     --------  -------
     prepare and file any such amendment or supplement after receipt of the Shelf Registration Notice. Once the Holders have delivered a Shelf Registration Notice to the Company, each Holder covered thereby shall promptly provide to the Company such information as the Company reasonably requests in order to identify the method of distribution in a post-effective amendment to the Shelf Registration Statement or a supplement to the Shelf Prospectus. Such Holders also shall notify the Company in writing upon completion of such offer or sale or at such time as such Holders no longer intend to make offers or sales under the Shelf Registration Statement;

          (c) after the Holders have delivered a Shelf Registration Notice to the Company, furnish each Holder covered thereby, without charge, as many copies of each Shelf Prospectus and any amendment or supplement thereto in order to facilitate the public sale or other disposition of the Shelf Registrable Securities; the Company consents to the use of the Shelf Prospectus and any amendment or supplement thereto by the Holders of Shelf Registrable Securities in connection with the offering and sale of the Shelf Registrable Securities covered by the Shelf Prospectus or amendment or supplement thereto;

          (d) use its reasonable and diligent efforts to register or qualify the Shelf Registrable Securities by the time the Shelf Registration Statement is declared effective by the SEC under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as the Holders shall reasonably request in writing, keep each such registration or qualification effective during the period such Shelf Registration Statement is required to be kept effective or during the period offers or sales are being made by the Holders after they have delivered a Shelf Registration Notice to the Company, whichever is shorter; provided, however, that in connection therewith, the Company
                 --------  -------
     shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 3(d), (ii) subject itself to taxation in any such jurisdiction where is not otherwise subject to taxation, or (iii) file a general consent to service of process in any such jurisdiction;

          (e) notify the Holders promptly and confirm in writing, (i) when the Shelf Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Shelf Prospectus has been filed with the SEC, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Shelf Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period the Shelf Registration Statement is effective as a result of which (A) such Shelf Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Shelf Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any part thereof as promptly as possible;

          (g) after the Holders have delivered a Shelf Registration Notice to the Company, furnish to each Holder covered thereby, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (h) cooperate with each selling Holder to facilitate the timely preparation and delivery of certificates representing Shelf Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Shelf Registrable Securities to be issued for such numbers of shares as each Holder may reasonably request at least two business days prior to any sale of Shelf Registrable Securities;

          (i) subject to the last three sentences of Section 3(b) hereof, upon the occurrence of any event contemplated by clause (x) of Section 3(b) or clause (v) of Section 3(e) hereof, use its reasonable and diligent efforts promptly to prepare and file an amendment or a supplement to the Shelf Prospectus or any document incorporated therein by reference or prepare, file and obtain effectiveness of a post-effective amendment to the Shelf Registration Statement, or file any other required document, in any such case to the extent necessary so that, as thereafter delivered to the purchasers of the Shelf Registrable Securities, such Shelf Prospectus as then amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

          (j) after the Holders have provided a Shelf Registration Notice to the Company, make available for inspection by each Holder covered thereby and any counsel, accountants or other representatives retained by such Holder all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all such records, documents or information reasonably requested by such Holder, counsel, accountants or representatives in connection with the Shelf Registration Statement; provided, however, that such records, documents or information which the
     --------  -------
     Company determines in good faith to be confidential and notifies such Holder, counsel, accountants or representatives in writing that such records, documents or information are confidential shall not be disclosed by such Holder, counsel, accountants or representatives unless (i) such disclosure is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or governmental agency, or (ii) such records, documents or information become generally available to the public other than through a breach of this Agreement;

          (k) within a reasonable time prior to the filing of any Shelf Registration Statement or any amendment thereto, or any Shelf Prospectus or any amendment or supplement thereto, provide copies of such document (not including any documents incorporated by reference therein unless requested) to each Holder covered thereby after the Holders have provided a Shelf Registration Notice to the Company;

          (l) use its reasonable and diligent efforts to cause all Shelf Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

          (m) provide a CUSIP number for all Shelf Registrable Securities, not later than the effective date of a Shelf Registration Statement; and

          (n) use its reasonable efforts to make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder or any similar rule as may be adopted by the SEC.

     The Company may require each Holder to furnish to the Company in writing such information regarding the proposed distribution by such Holder as the Company may from time to time reasonably request in writing.

     In connection with and as a condition to the Company's obligations with respect to the Shelf Registration Statement pursuant to Section 2 hereof and this Section 3, each Holder covenants and agrees that (i) it will not offer or sell any Shelf Registrable Securities under the Shelf Registration Statement until it has provided a Shelf Registration Notice pursuant to Section 3(b) and has received copies of the Shelf Prospectus as then amended or supplemented as contemplated by Section 3(c) and notice from the Company that the Shelf Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(e); (ii) upon receipt of any notice from the Company contemplated by Section 3(b) or Section 3(e) (in respect of the occurrence of an event contemplated by clause (v) of Section 3(e)), such Holder shall not offer or sell any Shelf Registrable Securities pursuant to the Shelf Registration Statement until such Holder receives copies of the supplemented or amended Shelf Prospectus contemplated by Section 3(i) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Shelf Prospectus as amended or supplemented at the time of receipt of such notice; (iii) all offers and sales by such Holder under the Shelf Registration Statement shall be completed within sixty (60) days after the first date on which offers or sales can be made pursuant to clause (i) above, and upon expiration of such sixty (60) day period, such Holder will not offer or sell any Shelf Registrable Securities under the Shelf Registration Statement until it has again complied with the provisions of clause (i) above; (iv) such Holder and any of its beneficial owners, officers, directors or affiliates, if any, will comply with the provisions of Regulation M promulgated by the SEC as applicable to them in connection with sales of Shelf Registrable Securities pursuant to the Shelf Registration Statement; (v) such Holder and any of its beneficial owners, officers, directors or affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Shelf Registrable Securities pursuant to the Shelf Registration Statement; and (vi) such Holder and any of its beneficial owners, officers, directors or affiliates, if any, will enter into such written agreements as the Company shall reasonably request to ensure compliance with clause (iv) and (v) above.

     4.   Piggyback Registrations.
          -----------------------

          (a)  Right to Piggyback. If the Company at any time proposes to
               ------------------
register any of its preferred stock under the Securities Act for sale to the public, whether for its own account or for the account of other shareholders or both (except with respect to registration statements on Form S-8 or another form not available for registering the Shelf Registrable Securities for sale to the public) (a "Piggyback Registration"), the Company will promptly (but in any event within 30 days) give written notice to the Holders of its intention to effect such registration and a description of any underwriting agreement to be entered into with respect thereto and will include in such registration all Shelf Registrable Securities with respect to which the Company has received written requests for inclusion within 15 days after the receipt of the Company's notice (a "Piggyback Registration Request"); provided, however, that the Company
                                             --------  -------
shall not be required to include Shelf Registrable Securities in the securities to be registered pursuant to a registration statement on any form which limits the amount of securities which may be registered by the issuer and/or selling security holders if, and to the extent that, such inclusion would make the use of such form unavailable. In the event that any Piggyback Registration shall be, in whole or in part, an underwritten public offering of preferred stock, any Piggyback Registration Request by the Holders shall specify that either (i) such Shelf Registrable Securities are to be included in the underwriting on the same terms and conditions as the shares of preferred stock otherwise being sold through underwriters under such registration, or (ii) such Shelf Registrable Securities are to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of preferred stock in reasonably similar circumstances.

     (b)  Priority on Primary Registrations.  If a Piggyback Registration is an
          ---------------------------------
underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of shares requested to be included in such registration exceeds the Maximum Number, the Company will limit the number of shares included in such registration to the Maximum Number, and the shares registered shall be selected in the following order of priority: (i) first, securities the Company proposes to sell, (ii) securities requested to be included in such registration pursuant to the Registration Rights and Lock-Up Agreement dated as of August 24, 1994, by and among the Company and the Company Participants Listed on Schedule A thereof and the Other Participants Listed on Schedule B thereof, (iii) third, (a) securities covered by piggyback registration requests pursuant to the Registration Rights Agreement and Lock-Up

Agreement dated December 31, 1996 by and among the Company and Harold S. Lichtin, Noel A. Lichtin, Marie A. Robertson, Amy R. Ehrman, Roland G. Robertson and Perimeter Park West Associates Limited Partnership, (b) securities covered by piggyback registration requests pursuant to the Registration Rights and Lock-Up Agreement for Post-June 30, 1998 Units dated as of the date hereof by and among the Company and Harold S. Lichtin, Noel A. Lichtin, Marie A. Robertson, Amy R. Ehrman, Roland G. Robertson and Perimeter Park West Associates Limited Partnership, (c) securities covered by piggyback registration requests pursuant to the Registration Rights and Lock-Up Agreement dated as of November 1, 1996, by and among the Company, NWI Warehouse Group, L.P., Buckley & Company Real Estate, Inc., John W. Nelley, Jr. and Albert W. Buckley, Jr., and (d) securities covered by piggyback registration requests pursuant to the Registration Rights and Lock-Up Agreement for Post-March 31, 1998 Shares and Units dated as of November 1, 1996, by and among the Company, NWI Warehouse Group, L.P. and Buckley & Company Real Estate, Inc., pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration,
(iv) fourth, (a) securities covered by piggyback registration requests pursuant to the Registration Rights Agreement dated as of November 6, 1998, by and between the Company and AEW Targeted Securities Fund, L.P., (b) Shelf Registrable Securities covered by Piggyback Registration requests, and (c) all other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration.

     (c)  Priority on Secondary Registrations. If a Piggyback Registration is an
          -----------------------------------
underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the Maximum Number, the Company will include in such registration the shares requested to be included therein by the holders requesting such registration and the Shelf Registrable Securities covered by Piggyback Registration Requests and any other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration; provided,
                                                                       --------
however, that if the holders requesting registration are doing so pursuant to
-------
demand registration rights of such holders, such holders' shares shall take priority over any Shelf Registrable Securities and any other securities requested to be included, which shall be included on a pro rata basis.

     5.   Holdback Agreements. Each Holder agrees not to effect any public sale
          -------------------
or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 7 days prior to (provided that such Holder receives a notice from the Company of the commencement of such 7-day period) and the 90-day period beginning on the effective date of any underwritten offering of securities by the Company (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

     6.   Indemnification; Contribution.
          -----------------------------

     (a)  Indemnification by the Company.  The Company agrees to indemnify and
          ------------------------------
hold harmless each Holder and the beneficial owners, officers and directors and each Person, if any, who controls each Holder within the meaning of Section 15 of the Securities Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to which each Holder, or any beneficial owner, officer, director or controlling Person may become subject under the Securities Act or otherwise (A) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Shelf Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement or any omission or alleged omission, if such settlement is effected with the written consent of the Company; and

          (iii) subject to the limitations set forth in Section 6(c), against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 6(a)
--------  -------
shall not apply with respect to any loss, liability, claim, damage or expense that arises out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by any Holder (i) expressly for use in the Shelf Registration Statement or any amendment thereto, or the Shelf Prospectus or any amendment or supplement thereto or (ii) pursuant to any representation, warranty or other statement contained in the Contribution Agreement or any admission amendment to the Partnership Agreement.

     (b)  Indemnification by the Holders.   Each Holder severally agrees to
          ------------------------------
indemnify and hold harmless the Company, and each of its respective directors and officers (including each director and officer of the Company who signed the Shelf Registration Statement), and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 6(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or any amendment thereto, or the Shelf Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein. In no event, however, shall the liability of a Holder exceed the cumulative net proceeds received by such Holder from any offering made in connection with a Shelf Registration Statement.

     (c)  Conduct of Indemnification Proceedings. Each indemnified party shall
          --------------------------------------
give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 6(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 6(a) or
(b) above. After receipt of such notice, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, jointly with any other indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by such indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that, if the defendants in any
                              --------  -------
such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to separate counsel (which shall be limited to a single law firm), the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of such indemnifying party. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding, except as set forth in the proviso in the second sentence of this Section 6(c).

     (d)  Contribution. In order to provide for just and equitable contribution
          ------------
in circumstances in which the indemnity agreement provided for in this Section 6 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the selling Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling Holders, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the selling Holders on the other (in such proportion that the selling Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

     The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), a Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Shelf Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such Holder would otherwise have been required to pay by reason of such untrue statement or omission.

     Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act and beneficial owners, directors and officers of any Holder shall have the same rights to contribution as any member of the Holders, and each director of the Company, each officer of the Company who signed the Shelf Registration Statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

     (e) In the event any sale pursuant to a Shelf Registration is an underwritten offering, then the Company agrees to indemnify and hold harmless each underwriter of Shelf Registrable Securities to the same extent and on substantially similar terms as the Company's indemnification of the members of the Holders as set forth in Section 6(a) above.

      7.  Rule 144 Sales.
          --------------

     (a)  Compliance. The Company covenants that, so long as it is subject to
          ----------
the reporting requirements of the Exchange Act, it will file the reports required to be filed by it under the

Exchange Act so as to enable the Holders to sell Shelf Registrable Securities pursuant to Rule 144 under the Securities Act.

     (b)  Cooperation with the Holders. In connection with any sale, transfer or
          ----------------------------
other disposition by a Holder of any Shelf Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Shelf Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Shelf Registrable Securities to be for such number of shares as such Holder may reasonably request at least two business days prior to any sale of Shelf Registrable Securities.

     8.   Miscellaneous.
          -------------

     (a)  Amendments and Waivers. The provisions of this Agreement, including
          ----------------------
the provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and the Holders.

     (b)  Notices.  All notices and other communications provided for or
          -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery,
(i) if to the Holder, at the address set forth in the Contribution Agreement, or
(ii) if to the Company, at 4497 Park Drive, Norcross, Georgia  30093, Attention:
A. R. Weeks, Jr.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

     (c)  No Assignment.  This Agreement shall inure to the benefit of and be
          -------------
binding upon the parties hereto and, where applicable, their successors and permitted assigns. No party to this Agreement may assign or delegate all or any portion of its rights, obligations, or liabilities under this Agreement without the prior written consent of each other party to this Agreement; provided,
                                                                 --------
however, that the registration rights of any Holder under this Agreement may be
-------
transferred to (a) any transferee of such Shelf Registrable Securities who acquires at least 25% of the total number of Shelf Registrable Securities (adjusted for stock splits and consolidations after the date hereof) or (b) an affiliate of such Holder; provided further that the transferring Holder shall
                          -------- -------
give the Company written notice prior to the time of such transfer stating the name and address of the transferee and identifying the number of Shelf
Registrable Securities so transferred.   Nothing expressed or implied herein is
intended or shall be construed to confer upon or give to any third party any rights or remedies by virtue hereof.

     (d)  Third Party Beneficiaries. There shall be no third party beneficiaries
          -------------------------
or intended beneficiaries of this Agreement

     (e)  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (f)  Headings. The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (g)  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Georgia without giving effect to the conflicts of law provisions thereof.

     (h)  Specific Performance. The parties hereto acknowledge that there would
          --------------------
be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

     (i)  Entire Agreement. This Agreement is intended by the parties as a final
          ----------------
expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above

                                               WEEKS CORPORATION


                                               By:____________________________
                                                  Name:
                                                  Title:



                                               GREENE STREET 1998 EXCHANGE
                                               FUND, L.P.
By: Goldman Sachs Management Partners, L.P.,      its General Partner

                                               By: Goldman Sachs Management,
                                                     Inc., its
                                                   General Partner


                                               By:______________________________
                                                  Name:
                                                  Title: